Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(844) 682-2265

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Completes Sale of Chartwell to Ankura

(FAIRMONT, W.Va.) March 1, 2023 – MVB Bank, Inc. (“MVB Bank”), a wholly-owned subsidiary of MVB Financial Corp. (“MVB Financial,” “MVB”) (Nasdaq: MVBF), today announced that Ankura Consulting Group, LLC (“Ankura”), a leading global expert services and advisory firm, has acquired Chartwell Compliance (“Chartwell”), a leading global regulatory compliance and risk management firm and wholly-owned subsidiary of MVB Bank.

The sale of Chartwell is a great example of MVB’s focus on generating shareholder value while positioning Chartwell for continued growth and success with its integration into and expansion of Ankura’s Global Anti-Financial Crime (“AFC”) Practice across a wide range of banking and Fintech businesses, addressing a crucial need for Bank Secrecy Act/Anti-Money Laundering (“BSA/AML”) regulatory and compliance programs among mid-market banks, cryptocurrency and blockchain platforms, venture capital firms and payment solution providers.

Founded in 2011 in Bethesda, Md., and now headquartered in Fairmont, W.Va., Chartwell provides integrated regulatory compliance, state licensing, financial crimes prevention and enterprise risk management services that include consulting, outsourcing, testing and training solutions. As one of the world’s leading specialist firms in state and federal compliance and market entry facilitation for firms entering into or expanding in North America, Chartwell serves many of the most high-profile providers in the Fintech industry, including commercial bill pay solution providers, cryptocurrency and blockchain innovators, publicly-traded online marketplaces, venture capital firms, Fintech banks, third-party payments processors and financial accounting software providers. Since joining MVB Bank in 2019, Chartwell has deepened its advisory expertise and capabilities, more than tripled its revenue and headcount, and positioned itself for continued strong growth.

“Having Chartwell as a part of the MVB family over the past three years has been an extremely beneficial relationship that allowed MVB to grow and scale our Fintech business while we also strengthened our internal risk and compliance resources. MVB remains committed to compliance and regulatory excellence. Chartwell is an industry leader and has expanded in new and creative ways, and we believe Chartwell will continue to thrive as part of the Ankura team. Chartwell’s services and expertise are a great fit for Ankura, and we will continue to have a trusted partnership moving forward. MVB Bank will remain a Chartwell client,” said Larry F. Mazza, MVB CEO. “This transaction is also another example of how MVB’s growth strategy continues to drive shareholder value.”

Chartwell’s approximately 60 employees, including Jonathan Abratt and Sherry Tomac of Chartwell’s Executive Management team, join Ankura’s Global Risk, Forensics & Compliance Group.

“The addition of Chartwell provides Ankura with a clear market differentiator by allowing us to offer banking and Fintech compliance services that are uniquely complementary to our investigations, litigation and oversight offerings,” said Steven Richards, Senior Managing Director and Global Leader of Ankura’s Risk, Forensics, & Compliance Group. “We are thrilled to have Chartwell join our Forensics practice, which complements our growth over the past two years beyond the United States into Frankfurt, London, Hong Kong and Dubai. With Chartwell’s further expertise, we’ll be able to better service our global clients across borders as the premier firm helping a diverse range of Fintech clients successfully navigate and remain in compliance with existing and emerging regulations.”

“My colleagues and I are incredibly excited to welcome Jonathan, Sherry and the entire Chartwell team to Ankura,” said Kevin Lavin, Chief Executive Officer of Ankura. “They have built a strong business and we are confident that they will be empowered to reach even greater heights as part of Ankura. Chartwell and Ankura share a collaborative ethos that is focused on providing the highest quality advisory services to clients, and we look forward to working with our new colleagues as we continue to help clients navigate regulatory complexity.”

Davis Polk & Wardwell LLP served as legal advisor to Ankura. Squire Patton Boggs served as legal advisor to MVB Financial Corp.

About MVB Financial Corp.

MVB Financial Corp. (“MVB Financial” or “MVB”), the innovative financial holding company of MVB Bank, Inc., is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.” Through its subsidiary, MVB Bank, Inc., (“MVB Bank”) and the bank’s subsidiaries, MVB provides services to individuals and corporate clients in the Mid-Atlantic region, as well as to Fintech, Payment and Gaming clients throughout the United States. For more information about MVB, please visit ir.mvbbanking.com.

About Ankura

Ankura Consulting Group, LLC is an independent global expert services and advisory firm that delivers services and end-to-end solutions to help clients at critical inflection points related to conflict, crisis, performance, risk, strategy, and transformation. The Ankura team consists of more than 1,800 professionals serving 3,000+ clients across 55 countries who are leaders in their respective fields and areas of expertise. Collaborative Lateral Thinking That Deliversᵀᴹ, hard-earned experience, expertise, and multidisciplinary capabilities drive results and Ankura is unrivalled in its ability to assist clients to Protect, Create, and Recover Valueᵀᴹ. For more information, please visit, ankura.com.

About Chartwell Compliance

Chartwell Compliance, which is now part of Ankura, provides integrated regulatory compliance, state licensing, financial crimes prevention, and enterprise risk management services that include consulting, outsourcing, testing, and training solutions for Fintechs and banks. For more information, please visit
https://www.chartwellcompliance.com/.

Forward-looking Statements

MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this press release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to achieve anticipated synergies and successfully integrate recent mergers and acquisitions; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.